                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 May 11, 1999

                      ROBERTS PHARMACEUTICAL CORPORATION
            ------------------------------------------------------
            (exact name of registrant as specified in its charter)


        New Jersey                      1-1-432                 22-2429994
     ---------------                  ------------           -------------
     (State or other                  Commission             (IRS Employer
     jurisdiction of                  File Number)            Identification
     incorporation)                                           Number)


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
                          ---------------------------
         (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code:  732-676-1200









         (Former name or former address, if changed from last report)
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                                      -2-

Item 5. Other Events
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                Roberts Pharmaceutical Corporation announced today an agreement for a strategic alliance with Gynetics Inc. (Belle Mead, NJ) whereby Roberts received exclusive Canadian marketing rights to PREVEN/TM/, the new Emergency Contraceptive Kit developed by Gynetics. Under the terms of the six-year agreement, Roberts and Gynetics will enter into a 50/50 profit sharing arrangement for PREVEN/TM/ in Canada.

        Roberts expects to introduce PREVEN/TM/ into the Canadian market in the near term. The Company expects this transaction to be additive to earnings with some modest benefit possible in the current year. Roberts anticipates increasing contributions to profitability as Canadian sales of PREVEN/TM/ ramp up.

        The pills in the PREVEN/TM/ kit contain special doses of the hormones progestin (0.25mg levonorgestrel) and estrogen (0.05mg ethinyl estradiol) that prevent pregnancy when taken as soon as possible within 72 hours after known or suspected contraceptive failure or unprotected sexual relations. A prescription product, PREVEN/TM/ has been developed to prevent a pregnancy from starting and it will not effect an existing pregnancy. The product is not an abortion pill.

        PREVEN/TM/ was approved for U.S. marketing in late 1998 as the first emergency contraceptive kit and recently approved by the Canadian regulatory authorities.

        The Company stated that PREVEN/TM/ represents a strategic fit with the strong women's healthcare franchise established by Roberts Pharmaceutical Canada Inc.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ROBERTS PHARMACEUTICAL CORPORATION
                               ----------------------------------
                                              (Registrant)



Date: May 12, 1999             /s/ Anthony A. Rascio
                               ------------------------------
                               Anthony A. Rascio
                               Vice President
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                                      -3-





FORWARD LOOKING STATEMENTS

        Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.